CorEnergy Announces Third Quarter 2021 Results
KANSAS CITY, MO - November 9, 2021 - CorEnergy Infrastructure Trust, Inc. (NYSE: CORR, CORRPrA) ("CorEnergy" or the "Company") today announced financial results for the third quarter, ended September 30, 2021.
Third Quarter 2021 and Recent Highlights
•Reported consolidated revenue of $37.0 million for the three months ended September 30, 2021, including a nonrecurring $2.2 million pipeline measurement gain.
•Average transported crude oil volumes increased 1.6% from second quarter.
•Declared a third quarter 2021 Common Stock dividend of $0.05 per share and a 7.375% Series A Cumulative Redeemable Preferred Stock dividend of $0.4609375 per depositary share. Both dividends will be paid on November 30, 2021, to stockholders of record on November 16, 2021.
Management Commentary
"Production volumes improved slightly in the third quarter, as did volumes transported on Crimson's pipelines, but remained below pre-COVID levels primarily due to permitting constraints in California and producers electing to return capital to stakeholders,” said Dave Schulte, Chief Executive Officer. “Since the crude production rebound and additional commercial opportunities did not materialize as quickly as anticipated, management is reducing our outlook for the back half of 2021, but believe we will continue to earn and pay our $0.20 annualized common dividend. When these constraints are relaxed, current crude prices make underlying production economics attractive, potentially leading to additional volume growth."
"As a result of the shareholder vote, a substantial portion of the equity used in the Crimson and internalization transactions is held by management and subordinated to our common shares, demonstrating our confidence in the long-term financial performance of the business. We believe that CorEnergy has become an industry leading platform to own infrastructure assets, including energy transition opportunities, providing stockholders with dividend stability and prospects for modest long-term growth."

Third Quarter Performance Summary
Third quarter 2021 reflects full impact of the activity from Crimson. Third quarter financial highlights are as follows:

	For the Three Months Ended
	September 30, 2021
		Per Share
	Total[3]	Basic	Diluted
Net Income (Attributable to Common Stockholders)	$376,156	$0.02	$0.02
Net Cash Provided by Operating Activities	$7,879,944
Adjusted Net Income[1,3]	$6,116,491
Cash Available for Distribution (CAD)[1,3]	$3,165,203
Adjusted EBITDA[2,3]	$13,265,903

Dividends Declared to Common Stockholders		$0.05

1 Adjusted Net Income excludes special items of $213 thousand which are transaction costs; however CAD has not been so adjusted. Reconciliations of Adjusted Net Income and CAD, as presented, to Net Income (Loss) and Net Cash Provided by Operating Activities are included at the end of this press release. See Note 1 below for additional information.
2 Adjusted EBITDA excludes special items of $213 thousand which are transaction costs. Reconciliation of Adjusted EBITDA, as presented, to Net Income (Loss) is included at the end of this press release. See Note 2 below for additional information.
3 Our third quarter results include a $2.2 million pipeline measurement gain which is not recurring. Over time, we expect the measurement gains and losses to cancel out.
Business Development Activities
CorEnergy maintains an active pipeline of business development opportunities, including traditional infrastructure and potential-alternative uses for its rights of way. The Company closely evaluates potential opportunities to ensure alignment with REIT qualifying business activities. CorEnergy has identified multiple opportunities for negotiated transactions that could expand the Company's market reach or REIT qualifying revenue sources. The Company will continue to prudently advance these opportunities.
Outlook
We have reduced our previously provided outlook for the second half of 2021 to annualized EBITDA of $42-44 million (excluding the $2.2 million nonrecurring measurement gain) as a result of current market conditions, including natural gas cost for heating, plus the impact of the pipeline shut-in due to the off-shore oil spill in California. The Company expects to provide its 2022 outlook no later than in connection with the filing of its Form 10-K for 2021.
Dividend and Distribution Declarations
The Company currently expects all of its 2021 Common Stock and Preferred Stock dividends will be characterized as Return of Capital for tax purposes.
Common Stock: A third quarter 2021 dividend of $0.05 per share was declared for CorEnergy's common stock. The dividend will be paid on November 30, 2021, to stockholders of record on November 16, 2021.

Preferred Stock: For the Company's 7.375% Series A Cumulative Redeemable Preferred Stock, a cash dividend of $0.4609375 per depositary share was declared. The preferred stock dividend, which equates to an annual dividend payment of $1.84375 per depositary share, will be paid on November 30, 2021, to stockholders of record on November 16, 2021.
Class A-1 Units: Pursuant to the terms of the Crimson transaction, the holders of Crimson Class A-1 Units received a cash distribution of $0.4609375 per unit based on the Company’s declared Series A Preferred dividend.
Class A-2 and Class A-3 Units: Pursuant to the terms of the Crimson transaction, the holders of Crimson Class A-2 and Class A-3 Units did not receive a cash distribution this quarter, since no dividend was declared on the underlying Class B Common Stock.
Third Quarter Results Call
CorEnergy will host a conference call on Tuesday, November 9, 2021 at 10:00 a.m. Central Time to discuss its financial results. Please dial into the call at +1-201-689-8035 at least five minutes prior to the scheduled start time. The call will also be webcast in a listen-only format. A link to the webcast will be accessible at corenergy.reit.
A replay of the call will be available until 10:00 a.m. Central Time on December 9, 2021, by dialing +1-919-882-2331. The Conference ID is 40743. A webcast replay of the conference call will also be available on the Company’s website, corenergy.reit.
About CorEnergy Infrastructure Trust, Inc.
CorEnergy Infrastructure Trust, Inc. (NYSE: CORR, CORRPrA) is a real estate investment trust that owns and operates or leases regulated natural gas transmission and distribution lines and crude oil gathering, storage and transmission pipelines and associated rights-of-way. For more information, please visit corenergy.reit.
Forward-Looking Statements
This press release contains certain statements that may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included herein are "forward-looking statements." Although CorEnergy believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including, among others, failure to realize the anticipated benefits of the Crimson transaction; the risk that CPUC approval is not obtained, is delayed or is subject to unanticipated conditions that could adversely affect CorEnergy or the expected benefits of the Crimson transaction; risks related to the uncertainty of the projected financial information with respect to Crimson, and those factors discussed in CorEnergy’s reports that are filed with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Other than as required by law, CorEnergy does not assume a duty to update any forward-looking statement. In particular, any distribution paid in the future to our stockholders will depend on the actual performance of CorEnergy, its costs of leverage and other operating expenses and will be subject to the approval of CorEnergy’s Board of Directors and compliance with leverage covenants.

Notes
1 Management uses CAD as a measure of long-term sustainable performance. Adjusted Net Income and CAD are non-GAAP measures. Adjusted Net Income represents net income (loss) adjusted for gain on sale of equipment and transaction-related costs. CAD represents Adjusted Net Income adjusted for depreciation, amortization and ARO accretion (cash flows) and deferred tax expense (benefit) less transaction costs; maintenance capital expenditures; preferred dividend requirements and mandatory debt amortization. Reconciliations of Adjusted Net Income and CAD to Net Income (Loss) and Net Cash Provided By Operating Activities are included in the additional financial information attached to this press release.
2 Management uses Adjusted EBITDA as a measure of operating performance. Adjusted EBITDA represents net income (loss) adjusted for items such as gain on sale of equipment; and transaction-related costs. Adjusted EBITDA is further adjusted for depreciation, amortization and ARO accretion expense; income tax expense (benefit) and interest expense. The reconciliation of Adjusted EBITDA to Net Income (Loss) is included in the additional financial information attached to this press release.
Contact Information:
CorEnergy Infrastructure Trust, Inc.
Investor Relations
Debbie Hagen or Matt Kreps
877-699-CORR (2677)
info@corenergy.reit

Source: CorEnergy Infrastructure Trust, Inc.

Consolidated Balance Sheets

	September 30, 2021	December 31, 2020
Assets	(Unaudited)
Property and equipment, net of accumulated depreciation of $32,592,641 and $22,580,810 (Crimson VIE: $341,422,699, and $0, respectively)	$445,250,237	$106,224,598
Leased property, net of accumulated depreciation of $247,893 and $6,832,167	1,278,135	64,938,010
Financing notes and related accrued interest receivable, net of reserve of $600,000 and $600,000	1,078,072	1,209,736
Cash and cash equivalents (Crimson VIE: $4,129,699 and $0, respectively)	15,091,957	99,596,907
Accounts and other receivables (Crimson VIE: $11,426,137 and $0, respectively)	14,573,047	3,675,977
Due from affiliated companies (Crimson VIE: $953,806 and $0, respectively)	953,806	—
Deferred costs, net of accumulated amortization of $250,564 and $2,130,334	891,783	1,077,883
Inventory (Crimson VIE: $3,229,161 and $0, respectively)	3,342,111	87,940
Prepaid expenses and other assets (Crimson VIE: $5,159,383 and $0, respectively)	10,550,792	2,054,804
Operating right-of-use assets (Crimson VIE: $5,950,501 and $0, respectively)	6,433,505	85,879
Deferred tax asset, net	4,060,239	4,282,576
Goodwill	16,210,020	1,718,868
Total Assets	$519,713,704	$284,953,178
Liabilities and Equity
Secured credit facilities, net of deferred financing costs of $1,427,667 and $0	$102,572,333	$—
Unsecured convertible senior notes, net of discount and debt issuance costs of $2,548,595 and $3,041,870	115,501,404	115,008,130
Asset retirement obligation	—	8,762,579
Accounts payable and other accrued liabilities (Crimson VIE: $14,416,975 and $0, respectively)	20,901,358	4,628,847
Management fees payable	—	971,626
Income tax liability	33,027	—
Due to affiliated companies (Crimson VIE: $765,228 and $0, respectively)	765,228	—
Operating lease liability (Crimson VIE: $5,826,885 and $0, respectively)	6,281,014	56,441
Unearned revenue (Crimson VIE $315,000 and $0, respectively)	6,001,622	6,125,728
Total Liabilities	$252,055,986	$135,553,351
Commitments and Contingencies
Equity
Series A Cumulative Redeemable Preferred Stock 7.375%, $129,525,675 and $125,270,350 liquidation preference ($2,500 per share, $0.001 par value), 10,000,000 authorized; 51,810 and 50,108 issued and outstanding at September 30, 2021 and December 31, 2020, respectively	$129,525,675	$125,270,350
Common stock, non-convertible, $0.001 par value; 14,866,799 and 13,651,521 shares issued and outstanding at September 30, 2021 and December 31, 2020, respectively (100,000,000 shares authorized)	14,866	13,652
Class B Common Stock, $0.001 par value; 683,761 and 0 shares issued and outstanding at September 30, 2021 and December 31, 2020, respectively (11,896,100 shares authorized)	684	—
Additional paid-in capital	341,331,070	339,742,380
Retained deficit	(324,749,301)	(315,626,555)
Total CorEnergy Equity	146,122,994	149,399,827
Non-controlling interest (Crimson)	121,534,724	—
Total Equity	267,657,718	149,399,827
Total Liabilities and Equity	$519,713,704	$284,953,178

Consolidated Statements of Operations (Unaudited)

	For the Three Months Ended
	September 30, 2021	September 30, 2020
Revenue
Transportation and distribution revenue	$34,286,394	$4,573,155
Pipeline loss allowance subsequent sales	2,124,581	—
Lease revenue	32,915	20,126
Other revenue	584,992	32,099
Total Revenue	37,028,882	4,625,380
Expenses
Transportation and distribution expenses	16,089,414	1,438,443
Pipeline loss allowance subsequent sales cost of revenue	2,718,038	—
General and administrative	5,156,087	2,793,568
Depreciation, amortization and ARO accretion expense	3,690,856	2,169,806
Total Expenses	27,654,395	6,401,817
Operating Income (Loss)	$9,374,487	$(1,776,437)
Other Income (Expense)
Other income	$4,040	$29,654
Interest expense	(3,351,967)	(2,247,643)
Total Other Expense	(3,347,927)	(2,217,989)
Income (Loss) before income taxes	6,026,560	(3,994,426)
Taxes
Current tax benefit	(6,927)	(2,431)
Deferred tax expense (benefit)	113,516	(72,897)
Income tax expense (benefit), net	106,589	(75,328)
Net income (Loss)	5,919,971	(3,919,098)
Less: Net income attributable to non-controlling interest	3,155,685	—
Net income (Loss) attributable to CorEnergy Stockholders	$2,764,286	$(3,919,098)
Preferred dividend requirements	2,388,130	2,309,672
Net income (loss) attributable to Common Stockholders	$376,156	$(6,228,770)

Earnings (loss) Per Common Share:
Basic	$0.02	$(0.46)
Diluted	$0.02	$(0.46)
Weighted Average Shares of Common Stock Outstanding:
Basic	15,426,226	13,651,521
Diluted	15,426,226	13,651,521
Dividends declared per share	$0.050	$0.050

Consolidated Statements of Cash Flows (Unaudited)

	For the Nine Months Ended
	September 30, 2021	September 30, 2020
Operating Activities
Net loss	$(2,346,883)	$(303,395,899)
Adjustments to reconcile net loss to net cash provided by operating activities:
Deferred income tax, net	222,337	225,628
Depreciation, amortization and ARO accretion	11,530,460	12,441,775
Loss on impairment of leased property	—	140,268,379
Loss on impairment and disposal of leased property	5,811,779	146,537,547
Loss on termination of lease	165,644	458,297
Deferred rent receivable write-off, noncash	—	30,105,820
(Gain) loss on extinguishment of debt	861,814	(11,549,968)
Non-cash lease expense	373,847	—
Gain on sale of equipment	(16,508)	(3,542)
Changes in assets and liabilities:
Deferred rent receivable	—	(247,718)
Accounts and other receivables	702,251	1,040,064
Financing note accrued interest receivable	(8,780)	(11,293)
Inventory	(1,572,534)	—
Prepaid expenses and other assets	(2,409,857)	(1,056,726)
Due from affiliated companies, net	(188,578)	—
Management fee payable	(971,626)	(700,194)
Accounts payable and other accrued liabilities	987,899	(2,551,374)
Income tax liability	33,027	—
Operating lease liability	(496,900)	—
Unearned revenue	(439,106)	(838,422)
Net cash provided by operating activities	12,238,286	10,722,374
Investing Activities
Acquisition of Crimson Midstream Holdings, net of cash acquired	(69,002,053)	—
Acquisition of Corridor InfraTrust Management, net of cash acquired	952,487	—
Purchases of property and equipment, net	(15,024,412)	(885,711)
Proceeds from sale of property and equipment	97,210	7,500
Proceeds from insurance recovery	60,153	—
Principal payment on financing note receivable	113,595	43,333
Decrease in financing note receivable	26,849	—
Net cash used in investing activities	(82,776,171)	(834,878)
Financing Activities
Debt financing costs	(2,735,922)	—
Repurchases of Series A preferred stock	—	(161,997)
Dividends paid on Series A preferred stock	(7,007,474)	(6,933,124)
Dividends paid on Common Stock	(1,799,268)	(11,603,792)
Common stock issued under director's compensation plan	22,500	—
Cash paid for maturity of convertible notes	—	(1,676,000)
Cash paid for repurchase of convertible notes	—	(1,316,250)
Cash paid for settlement of Pinedale Secured Credit Facility	—	(3,074,572)
Distributions to non-controlling interest	(1,446,901)	—
Advances on revolving line of credit	19,000,000	—
Payments on revolving line of credit	(16,000,000)	—
Principal payments on Crimson secured credit facility	(4,000,000)	—
Principal payments on secured credit facilities	—	(1,764,000)
Net cash used in financing activities	$(13,967,065)	$(26,529,735)
Net change in Cash and Cash Equivalents	$(84,504,950)	$(16,642,239)

Consolidated Statements of Cash Flows (Unaudited)

	For the Nine Months Ended
	September 30, 2021	September 30, 2020
Cash and Cash Equivalents at beginning of period	99,596,907	120,863,643
Cash and Cash Equivalents at end of period	$15,091,957	$104,221,404

Supplemental Disclosure of Cash Flow Information
Interest paid	$10,206,280	$9,066,335
Income taxes paid (net of refunds)	(635,730)	(466,382)

Non-Cash Investing Activities
Proceeds from sale of leased property provided directly to secured lender	$—	$18,000,000
In-kind consideration for the Grand Isle Gathering System provided as partial consideration for the Crimson Midstream Holdings acquisition	48,873,169	—
Crimson Credit Facility assumed and refinanced in connection with the Crimson Midstream Holdings acquisition	105,000,000	—
Equity consideration attributable to non-controlling interest holder in connection with the Crimson Midstream Holdings acquisition	116,205,762	—
Purchases of property, plant and equipment in accounts payable and other accrued liabilities	—	313,859
Series A preferred stock issued due to internalization transaction	4,245,112	—
Common Stock issued due to internalization transaction	7,096,153	—
Class B Common Stock issued due to internalization transaction	3,288,890	—

Non-Cash Financing Activities
Change in accounts payable and accrued expenses related to debt financing costs	$235,198	$—
Common Stock issued upon exchange and conversion of convertible notes	—	419,129
Proceeds from sale of leased property used in settlement of Pinedale Secured Credit Facility	—	(18,000,000)
Crimson A-2 Units dividends payment in kind	610,353	—

Non-GAAP Financial Measurements (Unaudited)

The following table presents a reconciliation of Net Income (Loss), as reported in the Consolidated Statements of Operations, to Adjusted Net Income (Loss) and CAD:

	For the Three Months Ended
	September 30, 2021	September 30, 2020
Net Income (loss)	$5,919,971	$(3,919,098)
Add:
Gain on the sale of equipment	(16,508)	—
Transaction costs	213,028	946,817
Adjusted Net Income (Loss), excluding special items	6,116,491	(2,972,281)
Add:
Depreciation, amortization and ARO accretion (Cash Flows)	4,102,916	2,477,867
Deferred tax expense (benefit)	113,516	(72,897)
Less:
Transaction costs	213,028	946,817
Maintenance capital expenditures	1,757,350	—
Preferred dividend requirements - Series A	2,388,130	2,309,672
Preferred dividend requirements - Non-controlling interest	809,212	—
Mandatory debt amortization	$2,000,000	$—
Cash Available for Distribution (CAD)	$3,165,203	$(3,823,800)

The following table reconciles net cash provided by operating activities, as reported in the Consolidated Statements of Cash Flows to CAD:

	For the Three Months Ended
	September 30, 2021	September 30, 2020
Net cash provided by (used in) operating activities	$7,879,944	$(5,699,427)
Changes in working capital	2,174,551	4,185,299
Non-cash lease expense	65,400	—
Maintenance capital expenditures	(1,757,350)	—
Preferred dividend requirements	(2,388,130)	(2,309,672)
Preferred dividend requirements - non-controlling interest	(809,212)	—
Mandatory debt amortization included in financing activities	$(2,000,000)	$—
Cash Available for Distribution (CAD)	3,165,203	(3,823,800)

Other Special Items:
Transaction costs	$213,028	$946,817

Other Cash Flow Information:
Net cash used in investing activities	(4,708,954)	(800,567)
Net cash used in financing activities	(5,774,491)	(2,992,248)

The following table presents a reconciliation of Net Income (Loss), as reported in the Consolidated Statements of Operations, to Adjusted EBITDA:

	For the Three Months Ended
	September 30, 2021	September 30, 2020
Net Income (loss)	$5,919,971	$(3,919,098)
Add:
Gain on the sale of equipment	(16,508)	—
Transaction costs	213,028	946,817
Depreciation, amortization and ARO accretion expense	3,690,856	2,169,806
Income tax expense (benefit), net	106,589	(75,328)
Interest expense, net	3,351,967	2,247,643
Adjusted EBITDA	$13,265,903	$1,369,840